ADDITIONAL INFORMATION AND WHERE TO FIND IT
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 14, 2002

(Date of Report) (Date of earliest event reported)

PROXIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22700	77-0059429

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 DeGuigne Drive, Sunnyvale, California	94085

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(408) 731-2700

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

         On January 16, 2002, Proxim, Inc. (“Proxim”) entered into a merger agreement with Western Multiplex Corporation (“Western Multiplex”) under which the parties agreed to enter into a business combination transaction. Under the terms of the merger agreement, a wholly-owned subsidiary of Western Multiplex will merge with and into Proxim (the “Merger”). Following the Merger, the combined company will keep the Proxim name and trade under the ticker symbol “PROX.”

         Completion of the Merger is subject to customary closing conditions that include, among others, receipt of required approvals from Proxim stockholders and from Western Multiplex stockholders, respectively, and receipt of required regulatory approvals. Upon completion of the Merger, holders of Proxim common stock will be entitled to receive 1.8896 shares of Western Multiplex Class A common stock, $0.01 par value per share. In addition, upon completion of the Merger, Western Multiplex will assume outstanding options to purchase shares of Proxim common stock, at the exchange ratio referred to in the preceding sentence. If any of the conditions to the Merger are not satisfied or, if waiver is permissible, not waived, the Merger will not be completed. In addition, under certain circumstances specified in the merger agreement, Proxim or Western Multiplex may terminate the merger agreement. As a result, Proxim cannot assure you that it will complete the Merger.

         This Current Report on Form 8-K is being filed to comply with the requirements of Rule 3-05 of Regulation S-X (17 CFR Section 210.3.05) with respect to the financial statements of Western Multiplex and Article 11 of Regulation S-X (17 CFR Section 210.11) with respect to the pro forma financial statements of the combined company, and attaches hereto as Exhibits 99.1, 99.2 and 99.3, and incorporates by reference herein, (i) the historical audited consolidated financial statements of Western Multiplex including Western Multiplex’s consolidated balance sheet at December 31, 2000 and 1999, and the consolidated statements of income, cash flows and stockholders’ equity for each of the three years in the period ended December 31, 2000, and (ii) the historical unaudited interim condensed consolidated financial statements of Western Multiplex including Western Multiplex’s condensed consolidated balance sheet at September 28, 2001, the condensed consolidated statement of income for the three and nine months ended September 28, 2001 and September 29, 2000, and the condensed consolidated statement of cash flows for the nine months ended September 28, 2001 and September 29, 2000 and (iii) the unaudited pro forma condensed combined financial statements for the combined company, including (A) the unaudited pro forma condensed combined balance sheet giving effect to the Merger as if it had occurred on September 28, 2001, (B) the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000, and (C) the unaudited pro forma condensed combined statement of operations for the nine months ended September 28, 2001, with both condensed combined statements of operations giving effect to the Merger as if it had occurred on January 1, 2000.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

         On February 1, 2002, Western Multiplex filed a registration statement with the Securities and Exchange Commission (the “SEC”), containing a preliminary joint proxy statement/prospectus regarding the Merger. Investors and security holders of Proxim and Western Multiplex are urged to read the preliminary joint proxy statement/prospectus filed with the SEC on February 1, 2002 and the definitive joint proxy statement/prospectus to be filed by Western Multiplex and Proxim when it becomes available and any other relevant materials filed by Proxim or Western Multiplex with the SEC because they contain, or will contain, important information about Proxim, Western Multiplex and the Merger. The definitive joint proxy statement/prospectus will be sent to the security holders of Proxim and Western Multiplex seeking their approval of the proposed transaction. The preliminary joint proxy statement/prospectus filed with the SEC on February 1, 2002, the definitive joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Proxim or Western Multiplex with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from the parties.

         In addition to the joint proxy statement/prospectus, Western Multiplex and Proxim file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by Western Multiplex and Proxim at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC s other public reference rooms in New York, New York and Chicago, Illinois. Western Multiplex’s and Proxim’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

         Western Multiplex, Proxim and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Western Multiplex and Proxim in favor of the merger. The directors and executive officers of Western Multiplex and their beneficial ownership of Western Multiplex common stock are set forth in the proxy statement for the 2001 annual meeting of Western Multiplex. The directors and executive officers of Proxim and their beneficial ownership of Proxim stock are set forth in the proxy statement for the 2001 annual meeting of Proxim. In addition, certain executive officers of Proxim have entered or will enter into employment agreements with Western Multiplex in connection with the merger, certain directors of Proxim will become directors of the combined company upon completion of the merger, the unvested options to acquire Western Multiplex

2

common stock held by certain executive officers of Western Multiplex will vest and become exercisable in connection with the merger and Western Multiplex will provide indemnification and director and officer liability insurance coverage to the directors and executive officers of Proxim following the merger. Security holders of Western Multiplex and Proxim may obtain additional information regarding the interests of the foregoing people by reading the preliminary joint proxy statement/prospectus filed with the SEC on February 1, 2002 and the joint proxy statement/prospectus when it becomes available.

Item 7. Financial Statements and Exhibits

         The following exhibits are being filed with this report:

99.1	Western Multiplex’s historical audited consolidated financial statements, including Western Multiplex’s consolidated balance sheet at December 31, 2000 and 1999, and the consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2000.

99.2	Western Multiplex’s historical unaudited interim condensed consolidated financial statements, including Western Multiplex’s condensed consolidated balance sheet at September 28, 2001, the condensed consolidated statement of income for the three and nine months ended September 28, 2001 and September 29, 2000, and the condensed consolidated statement of cash flows for the nine months ended September 28, 2001 and September 29, 2000.

99.3	The combined company’s unaudited pro forma condensed combined financial statements, including (A) the unaudited pro forma condensed combined balance sheet giving effect to the Merger as if it had occurred on September 28, 2001, (B) the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000, and (C) the unaudited pro forma condensed combined statement of operations for the nine months ended September 28, 2001, with both condensed combined statements of operations giving effect to the Merger as if it had occurred on January 1, 2000.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2002	PROXIM, INC.

	By:	/s/ KEITH E. GLOVER Keith E. Glover Chief Financial Officer, Vice President of Finance & Administration

3

INDEX TO EXHIBITS

Exhibits

	99.1	Western Multiplex’s historical audited consolidated financial statements, including Western Multiplex’s consolidated balance sheet at December 31, 2000 and 1999, and the consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2000.

	99.2	Western Multiplex’s historical unaudited interim condensed consolidated financial statements, including Western Multiplex’s condensed consolidated balance sheet at September 28, 2001, the condensed consolidated statement of income for the three and nine months ended September 28, 2001 and September 29, 2000, and the condensed consolidated statement of cash flows for the nine months ended September 28, 2001 and September 29, 2000.

	99.3	The combined company’s unaudited pro forma condensed combined financial statements, including (A) the unaudited pro forma condensed combined balance sheet giving effect to the Merger as if it had occurred on September 28, 2001, (B) the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000, and (C) the unaudited pro forma condensed combined statement of operations for the nine months ended September 28, 2001, with both condensed combined statements of operations giving effect to the Merger as if it had occurred on January 1, 2000.

4